Share-based Compensation - Schedule of Assumptions Used for Estimating the Fair Value of Options (Detail) - Options [member]	9 Months Ended
	Jul. 31, 2020 yr $ / shares	Jul. 31, 2019 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	1.59%	2.03%
Expected option life, years | yr	6.3	6.3
Expected volatility	12.90%	12.64%
Expected dividend yield	3.50%	3.48%
Exercise price/share price | $ / shares	$ 72.84	$ 69.39